Exhibit 99.3

FORM OF WARRANT AGREEMENT

DATED AS OF —, 2008

AMONG

GSI GROUP INC.

AND

THE HOLDERS

LISTED ON SCHEDULE I HERETO

i

7.7	GOVERNING LAW; JURISDICTION AND VENUE	19
7.8	WAIVER OF JURY TRIAL	20
7.9	BENEFITS OF THIS AGREEMENT	20
7.10	HEADINGS	21
7.11	AGGREGATION OF WARRANTS AND WARRANT SHARES	21
7.12	SEVERABILITY	21

Schedule I	Holders
Exhibit A	Form of Warrant
Annex A	Exercise Form
Annex B	Exchange Form
Annex C	Assignment Form

ii

This WARRANT AGREEMENT (this “Agreement”), dated as of — , 2008, between the Initial Holders listed on Schedule I hereto (the “Initial Holders”) and GSI Group Inc., a company continued and existing under the laws of the Province of New Brunswick, Canada (the “Issuer”)

WHEREAS, the Issuer, GSI Group Corporation, a Michigan corporation (“U.S. Sub”) and the Initial Holders have entered into a Purchase Agreement dated July 9, 2008 (the “Purchase Agreement”), pursuant to which (i) U.S. Sub is issuing and selling to the Initial Holders $210,000,000 aggregate principal amount of U.S. Sub’s 11% Senior Notes due 2013 (the “Notes”), the obligations of which shall be fully and unconditionally guaranteed by the Issuer, and (ii) the Issuer is issuing and selling to the Initial Holders up to — Warrants (as defined below) to purchase up to — Common Shares (as defined below); and

WHEREAS, this Agreement sets forth terms and conditions applicable to the Warrants.

NOW, THEREFORE, the parties to this Agreement hereby agree as set forth below.

ARTICLE I

DEFINITIONS

1.1	DEFINITIONS.

(a) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

(b) The following terms shall have the meanings set forth below.

“Affiliate” of any Person means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such Person. The term “control” (including the terms “controlled by” and “under common control with”) as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall mean this Agreement, together with all schedules and exhibits attached hereto, as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Assignment Form” means the assignment form attached as Annex C to a Warrant.

“Authorized Share Failure” has the meaning given to such term in Section 2.2.

“Bloomberg” means Bloomberg Financial Markets.

“Board” means the board of directors of the Issuer or any duly authorized committee thereof.

“Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions in New York are authorized or required by law to close. “Buy-In” has the meaning given to such term in Section 4.4(g).

“Buy-In Price” has the meaning given to such term in Section 4.4(g).

“Cash” means money, currency or a credit balance in a demand deposit account.

“Closing Bid Price” means, for any security as of any date, the last closing bid price, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the average of the bid prices, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid of such security on such date shall be the fair market value as mutually determined by the Issuer and the Holder. All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

“Common Shares” means the common shares of the Issuer, no par value.

“Company Distribution” has the meaning given to such term in Section 5.4(b).

“Convertible Securities” means any Share Capital, evidence of Indebtedness or other Securities or rights convertible into or exchangeable for Common Shares (including the Warrants).

“Delivery Date” has the meaning given to such term in Section 4.4(a).

“Distribution” means, in respect of any Person, (a) the payment or making of any dividend or other distribution of Property in respect of Share Capital of such Person or (b) the redemption or other acquisition of any Share Capital of such Person.

“DTC” means The Depository Trust Company.

“Effective Time” has the meaning given to such term in Section 4.3.

“Eligible Market” means the Principal Market, the American Stock Exchange, The New York Stock Exchange, Inc., The NASDAQ Global Market or The NASDAQ Capital Market.

“Encumbrance” means any mortgage, pledge, hypothecation, claim, charge, security interest, encumbrance, option, lien, put or call right, right of first offer or refusal, proxy, voting right or other restrictions or limitations of any nature whatsoever, whether or not filed, recorded or otherwise perfected under applicable law, other than (a) those resulting from taxes which have not yet become delinquent or (b) minor liens and encumbrances that do not materially detract from the value of the property or materially impair the operations of a Person or materially interfere with the use of such property or asset.

“Exchange Form” means the exchange form attached as Annex B to a Warrant.

“Exercise Form” means the exercise form attached as Annex A to a Warrant.

“Exercise Number” has the meaning given to such term in Section 4.2.

“Exercise Price” means $0.01 per Warrant Share, subject to change from time to time in the manner provided in Article V.

“Expiration Time” means, with respect to any Holder, the earlier of (i) 5:00 p.m., Eastern daylight time, on the fifth anniversary of the date of this Agreement, or —, 2013 and (ii) the Effective Time.

“Fair Market Value” means the fair market value of such Property or Security as determined by the Board in the good faith exercise of its reasonable business judgment; provided, however, that if Holders of at least two-thirds of the then outstanding Warrants object to such determination by the Board by delivery of written notice to the Issuer within thirty days of the date of determination, the Issuer and such Holders shall, within the thirty days after the delivery of such notice, attempt in good faith to resolve the objection. If the Issuer and such Holders are unable to resolve the objection within the foregoing time period provided, the matter shall be arbitrated by an investment bank of nationally recognized standing to be agreed upon by the Issuer and the Holders (the “Independent Auditor”). The determination of the fair market value of such Property or Security by the Independent Auditor shall be final, binding and non-appealable. The Issuer and the Holders shall instruct the Independent Auditor to render its decision within thirty days of its selection. The fees and expenses of the Independent Auditor shall be borne by the party whose position was the farthest to the final resolution as determined by the Independent Auditor. Notwithstanding the foregoing, if such Security is Publicly Traded or quoted at the time of determination, the Fair Market Value of such Security shall be the (x) in the case of calculations identified herein as “single-day Fair Market Value,” the closing trading price of such security as of the trading day immediately prior to the date of determination, and (y) in all other cases, the volume weighted average trading price of such Security for the prior ten trading days immediately prior to the date of determination.

“Fundamental Transaction” has the meaning given to such term in Section 5.3(a).

“Governing Documents” means as to any Person, its articles or certificate of incorporation and by-laws, its partnership agreement, its certificate of formation and operating agreement and/or the other organizational or governing documents of such Person.

“Governmental Authority” means (a) the government of the United States of America or any state or other political subdivision thereof, (b) the government of Canada or any province or other political subdivisions thereof, (c) any government or political subdivision of any other jurisdiction in which the Issuer or any of the Subsidiaries conducts business, or which properly asserts jurisdiction over any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by the Issuer or the Subsidiaries, (d) any entity properly exercising executive, legislative, judicial, regulatory or administrative functions of any such government or (e) any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Holder” means with respect to any Warrant, the holder of such Warrant as set forth in the Warrant Register.

“Indenture” means that certain indenture, dated as of the date hereof, by and among the Issuer, as the guarantor of the Notes (as defined in the Purchase Agreement), U.S. Sub, certain subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A. as trustee, in substantially the form attached to the Purchase Agreement as Exhibit A.

“Initial Holders” has the meaning set forth in the preamble to this Agreement.

“Issuer” has the meaning set forth in the preamble to this Agreement.

“Notes” has the meaning given to such term in the preamble to this Agreement.

“Options” means any warrants, options or other rights to subscribe for or to purchase (a) Common Shares or (b) Convertible Securities.

“Other Equity Documents” means the (a) the Warrant, (b) the Purchase Agreement, and (c) the Registration Rights Agreement.

“Other Equity Securities” means any Share Capital, other than the Common Shares, Convertible Securities or Options.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

“Principal Market” means The NASDAQ Global Select Market.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Publicly Traded” means, with respect to any Security, that such Security is (a) listed on a U.S. securities exchange or (b) traded in the U.S. over-the-counter market, which trades are reported by the National Quotation Bureau, Incorporated or a similar successor organization.

“Purchase Agreement” has the meaning given to such term in the preamble to this Agreement.

“Purchase Rights” has the meaning given to such term in Section 5.4(a).

“Registration Rights Agreement” means that certain registration rights agreement, dated as of the date hereof, by and among the Issuer and the Initial Holders.

“Required Reserve Amount” has the meaning given to such term in Section 2.2.

“Requisite Holders” means, as of any date of determination, Holders holding Warrants representing at least a majority of the Warrant Shares that are issuable upon exercise of Warrants then outstanding; provided that any Warrants held by the Issuer or its Affiliates shall not be counted in either the numerator or the denominator of the calculation of Requisite Holders.

“Security” or “Securities” has the meaning set forth in Section 2(l) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Share Capital” means any and all shares, interests, participations or other equivalents (however designated) of share capital of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights, or options to purchase or other arrangements or rights to acquire any of the foregoing.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax, penalties and any similar liabilities with respect thereto.

“Total Amount” has the meaning given to such term in Section 4.1(b).

“Trading Day” means any day on which the Common Shares are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Shares, then on the principal securities exchange or securities market on which the Common Shares are then traded; provided that “Trading Day” shall not include any day on which the Common Shares are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Shares are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

“Transfer” means any sale, transfer, assignment, or other disposition of any interest in, with or without consideration, any security, including any disposition of any security or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

“Warrant” has the meaning given to such term in Section 3.1(a).

“Warrant Register” has the meaning given to such term in Section 3.1(b).

“Warrant Shares” has the meaning set forth in a Warrant.

1.2	RULES OF CONSTRUCTION.

The definitions in Section 1.1 shall apply equally to the singular and plural forms of the terms defined. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended, restated, supplemented or otherwise modified, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections, schedules and exhibits mean the sections of this Agreement and the schedules and exhibits attached to this Agreement, except where otherwise stated. The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. Any reference to any term contained in any other agreement or other document shall be deemed to be a reference to such term in the applicable agreement or document as in effect as of the date hereof, unless the Requisite Holders have consented to any amendment of such applicable agreement since the date hereof, in which case such reference shall be deemed to be a reference to such term in the applicable agreement or document, as amended through the date of the most recent consent by the Requisite Holders. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

ARTICLE II

ISSUANCE OF WARRANTS AND RESERVATION OF WARRANT SHARES

2.1	ISSUANCE OF WARRANTS TO INITIAL HOLDERS; WARRANT AGREEMENT.

The Issuer shall issue, sell and deliver the Warrants to the Initial Holders in accordance with the Purchase Agreement. The provisions of this Agreement shall apply to all Warrants (and, to the extent applicable, Warrant Shares), and each Holder that is not a party to this Agreement, by its acceptance of a Warrant, agrees to be bound by the applicable provisions hereof.

2.2	RESERVATION OF WARRANT SHARES.

From and after the date hereof, the Issuer shall at all times have authorized, and reserve and keep available, free from preemptive or similar rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise or exchange of each Warrant, the number of authorized but unissued Warrant Shares issuable upon exercise or exchange of all outstanding Warrants. The Issuer shall take all actions reasonably necessary to ensure that Warrant Shares shall be duly authorized and, when issued upon exercise or exchange of any Warrant in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, free and clear of all Encumbrances (other than those created by the Holder thereof) and preemptive or similar rights. If at any time while any Warrants remain outstanding the Issuer does not have a sufficient number of authorized and unreserved Common Shares to satisfy its obligation to reserve for issuance upon exercise of all outstanding Warrants (the “Required Reserve Amount”) at least a number of Common Shares equal to the number of Common Shares as shall from time to time be necessary to effect the exercise of all Warrants then outstanding (an “Authorized Share Failure”), then the Issuer shall promptly take all action reasonably necessary to increase the Issuer’s authorized Common Shares to an amount sufficient to allow the Issuer to reserve the Required Reserve Amount for all Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as reasonably practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than seventy-five (75) days after the occurrence of such Authorized Share Failure, the Issuer shall hold a meeting of its shareholders for the approval of an increase in the number of authorized Common Shares. In connection with such meeting, the Issuer shall provide each shareholder with a proxy statement and shall use its reasonably best efforts to solicit its shareholders’ approval of such increase in authorized Common Shares and shall cause its Board to recommend to the shareholders that they approve such proposal.

ARTICLE III

CERTAIN ADMINISTRATIVE PROVISIONS

3.1	FORM OF WARRANT; REGISTER.

(a) Each Warrant issued hereunder in accordance with the Purchase Agreement shall be in the form of Exhibit A attached hereto (each, a “Warrant”) and shall be executed on behalf of the Issuer by the Chief Executive Officer, Chief Financial Officer, President, any Vice President or the Chief Operating Officer of the Issuer. Upon initial issuance, each Warrant shall be dated as of the date of signature thereof by the Issuer. Irrespective of any adjustments in the Exercise Price or the number or kind of Share Capital or other Property issuable upon the exercise of the Warrants, any Warrants theretofore or thereafter issued may, as a matter of form, continue to express the same Exercise Price and the same number of Warrant Shares issuable upon the exercise of such Warrants as were stated in the Warrants initially issued pursuant the Purchase Agreement.

(b) Each Warrant issued, exchanged or transferred hereunder shall be registered in a warrant register (the “Warrant Register”). The Warrant Register shall set forth (i) the number of each Warrant, (ii) the name and address of the Holder thereof, (iii) the original number of Warrant Shares purchasable upon the exercise thereof, (iv) the number of Warrant

Shares purchasable upon the exercise thereof, as adjusted from time to time in accordance with this Agreement and (v) the Exercise Price for each Warrant Share, as adjusted from time to time in accordance with this Agreement. The Warrant Register will be maintained by the Issuer and will be available for inspection by any Holder at the principal office of the Issuer or such other location as the Issuer may designate to the Holders in the manner set forth in Section 7.1. The Issuer shall be entitled to treat the Holder of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other Person.

(c) Each Holder understands that the certificates or other instruments representing the Warrants and, until such time as the resale of the Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement and sold pursuant to such registration statement, the certificates representing the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) A VALID EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT, WHICH MAY REQUIRE AN OPINION OF COUNSEL AT THE OPTION OF THE ISSUER, OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

In addition to the foregoing legend, the Warrants shall bear the following legend:

ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN (I) THE PURCHASE AGREEMENT, DATED —, 2008, AMONG THE ISSUER, GSI GROUP CORPORATION AND THE PURCHASERS LISTED ON THE SIGNATURE PAGES THERETO, AND (II) THE WARRANT AGREEMENT, DATED AS OF —, 2008, AMONG THE ISSUER AND THE INITIAL HOLDERS LISTED ON THE SIGNATURE PAGES THERETO. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE ISSUER HEREOF.

The first legend set forth above shall be removed and the Issuer shall issue a stock certificate without such legend to a requesting holder of the Warrant Shares upon which it is stamped or at the Issuer’s discretion issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if, unless otherwise required by state securities laws, (i) such Warrant Shares are registered for resale pursuant to an effective registration statement under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Issuer with an opinion of counsel, in a form reasonably acceptable to the Issuer, to the effect that such sale, assignment or transfer of the Warrant Shares may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Issuer with assurances reasonably acceptable to the Issuer that the holder it is not an affiliate of the Issuer and has not been an affiliate for the prior 90 days that the Warrant Shares can be sold, assigned or transferred pursuant to Rule 144. The Issuer shall be responsible for the fees of its transfer agent and all DTC fees associated with the issuance. Any request by a holder for the removal of the legend will be deemed to include a representation by such holder that the holder will only resell such Warrant Shares pursuant to an effective registration statement or pursuant to a valid exemption from registration.

3.2	EXCHANGE OF WARRANTS FOR WARRANTS.

(a) The Holder may exchange any Warrant issued hereunder for another Warrant of like kind and tenor representing in the aggregate the right to purchase the same number and class or series of Warrant Shares that could be purchased pursuant to the Warrant being so exchanged. In order to effect an exchange permitted by this Section 3.2, the Holder shall deliver to the Issuer such Warrant accompanied by a written request signed by the Holder thereof specifying the number and denominations of Warrants to be issued in such exchange and, subject to the transfer restrictions contained in the Other Equity Documents, the names in which such Warrants are to be issued. As promptly as practicable but in any event within five Business Days of receipt of such a request, the Issuer shall, without charge, issue, register and deliver to the Holder thereof each Warrant to be issued in such exchange and make any necessary changes to the Warrant Register.

(b) Upon receipt of evidence reasonably satisfactory to the Issuer (an affidavit of the Holder being satisfactory) of the ownership and the loss, theft, destruction or mutilation of any Warrant, and in the case of any such loss, theft or destruction, upon receipt of an indemnity bond reasonably satisfactory to the Issuer or, in the case of any such mutilation, upon surrender of such Warrant, the Issuer shall, without charge, issue, register and deliver in lieu of such Warrant a new Warrant of like kind representing the same rights represented by, and dated the date of, such lost, stolen, destroyed or mutilated Warrant. Any such new Warrant shall constitute an original contractual obligation of the Issuer, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by any Person.

(c) The Issuer shall pay all expenses and Taxes (other than any applicable income or income-based, capital gains or similar Taxes payable by a Holder of a Warrant) attributable to an exchange of a Warrant pursuant to this Section 3.2; provided, however, that the Issuer shall not be required to pay any Tax that may be payable in respect of any Transfer involved in the issuance of any Warrant in a name other than that of the Holder of the Warrant being exchanged.

3.3	MECHANICS OF TRANSFER OF WARRANTS.

(a) Subject to the further provisions of this Agreement and the Other Equity Documents, each Warrant may be Transferred, in whole or in part, by the Holder thereof by delivering to the Issuer such Warrant accompanied by a properly completed, duly executed, Assignment Form. As promptly as practicable but in any event within five (5) Business Days of receipt of such Assignment Form, the Issuer shall, without charge, issue, register and deliver to the Holder thereof a new Warrant of like kind and tenor representing in the aggregate the right to purchase the same number of Warrant Shares that could be purchased pursuant to the Warrant being Transferred.

(b) At the request of the Issuer, any Person to whom a Warrant is Transferred in accordance with this Article III shall execute and deliver to the Issuer a joinder in the form of Annex C to the Warrant pursuant to which such Person agrees to become a party to, and to be bound by the terms of and entitled to the benefits under this Agreement.

ARTICLE IV

EXERCISE OF WARRANT; EXCHANGE FOR WARRANT SHARES

4.1	EXERCISE OF WARRANTS; EXPIRATION.

(a) On any Business Day between 9 a.m. and 5 p.m. New York time on or prior to the Expiration Time, a Holder may exercise a Warrant, in whole or in part, by delivering to the Issuer such Warrant accompanied by a properly completed Exercise Form and consideration in the form set forth in Section 4.1(b) in an aggregate amount equal to the product of (x) the Exercise Price and (y) the number of Warrant Shares being purchased. Any partial exercise of a Warrant shall be for a whole number of Warrant Shares only.

(b) Upon exercise of a Warrant, in whole or in part, pursuant to this Section 4.1, the Holder thereof shall deliver to the Issuer the aggregate Exercise Price:

(i) by wire transfer of immediately available funds to a bank account designated by the Issuer or a certified check payable to the Issuer;

(ii) by surrender of a number Warrant Shares having a Fair Market Value equal to the aggregate Exercise Price; or

(iii) a combination of the methods set forth in clauses (i) and (ii).

(c) A Warrant shall terminate and become void as of the earlier of (x) the Expiration Time and (y) the date such Warrant is exercised in full.

4.2	EXCHANGE FOR WARRANT SHARES.

(a) On any Business Day between 9 a.m. and 5 p.m. New York time on or prior to the Expiration Time, a Holder may exchange a Warrant, in whole or in part, for Warrant Shares by delivering to the Issuer such Warrant accompanied by a properly completed Exchange Form. The number of Warrant Shares to be received by a Holder upon such exchange shall be equal to the number of Warrant Shares allocable to the portion of the Warrant being exchanged (the “Exercise Number”), as specified by such Holder in the Exchange Form, minus a number of Warrant Shares equal to the quotient obtained by dividing (i) the product of (x) the Exercise Price and (y) the Exercise Number by (ii) the Fair Market Value of one Warrant Share as of the Delivery Date.

(b) The Issuer and each Holder intend that if any Holder exercises such Holder’s Warrant by surrendering Warrant Shares as contemplated by Section 4.1(b)(ii), Section 4.2 or Section 4.3 hereof, such method of exercise shall be treated for U.S. federal income tax purposes as a “reorganization” pursuant to Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended. The Issuer and each Holder intend that such Holder (and its direct and indirect beneficial owners) will neither realize nor recognize any taxable income or gain as a result of its exercise of the Warrant by such method. None of the parties hereto will take any position in their respective Tax or other financial or accounting filings that are contrary to or inconsistent with the foregoing.

4.3	EXERCISE AT EFFECTIVE TIME.

(a) If the Warrant has not been exercised in full prior to the time and date as of which the shelf registration statement covering all Warrant Shares issuable upon exercise of the Warrants, as contemplated hereby, filed pursuant to the Registration Rights Agreement becomes effective (the “Effective Time”), the Warrant shall be deemed to be automatically exercised at the Effective Time, on a cashless basis, with no action required on the part of the Holder in accordance with the immediately following sentence. At the Effective Time, the number of Warrant Shares to be received by a Holder shall be equal to the aggregate number of Warrant Shares into which the Warrant held by the Holder immediately prior to the Effective Time was exercisable (the “Total Number”) minus a number of Warrant Shares equal to the quotient obtained by dividing (i) the product of (x) the Exercise Price and (y) the Total Number by (ii) the Fair Market Value of one Warrant Share as of the date of the Effective Time.

4.4	ISSUANCE OF WARRANT SHARES.

(a) Issuance of Warrant Shares. If the Warrant is exercised pursuant to Section 4.1 or 4.2, as promptly as practicable but in any event within three (3) Trading Days following the delivery date (the “Delivery Date”) of (i) an Exercise Form or Exchange Form in accordance with Section 4.1 or 4.2, (ii) the related Warrant and (iii) any required payment of the Exercise Price, the Issuer shall, without charge, upon compliance with the applicable provisions of this Agreement, issue to such Holder one or more stock certificates or other appropriate evidence of ownership of the aggregate number of Warrant Shares to which the Holder of such Warrant is entitled and the other Securities or Property (including any Cash) to which such Holder is entitled, in such denominations, and registered or otherwise placed in, or payable to the order of, such name as may be directed in writing by such Holder. If the Warrant is exercised pursuant to Section 4.3, as promptly as practicable but in any event within three (3) Trading Days following the Effective Time, the Issuer shall, without charge, issue to such Holder one or more stock certificates or transmit electronically to such Holder the aggregate number of Warrant Shares to which the Holder of such Warrant is entitled through the Deposit Withdrawal Agent Commission System of DTC, and deliver the other Securities or Property (including any Cash) to which such Holder is entitled, in such denominations, and registered or otherwise placed in, or payable to the order of such Holder. The Issuer shall deliver such stock certificates or evidence of ownership and any other Securities or Property (including any Cash) to the Person entitled to receive the same, together with an amount in Cash in lieu of any fraction of a Warrant Share (or fractional interest in any other Security), as hereinafter provided.

(b) Partial Exercise or Exchange. If a Holder shall exercise or exchange a Warrant for less than all of the Warrant Shares that could be purchased or received thereunder, the Issuer shall issue, register and deliver to the Holder, as promptly as reasonably practicable but in any event within five Business Days following the Delivery Date, a new Warrant evidencing the right to purchase the remaining Warrant Shares. In the case of an exchange pursuant to Section 4.2, the number of remaining Warrant Shares shall be the original number of Warrant Shares subject to the Warrant so exchanged reduced by the Exchange Number. Each Warrant surrendered pursuant to Section 4.1 or 4.2 shall be cancelled.

(c) Fractional Shares. The Issuer shall not be required to issue fractional Warrant Shares or fractional units of any other Security upon the exercise or exchange of a Warrant. If any fraction of a Warrant Share or fractional unit of any other Security would be issuable on the exercise or exchange of any Warrant, the Issuer may, in lieu of issuing such fraction of a Warrant Share or fractional unit, pay to such Holder for any such fraction an amount in Cash equal to the product of (x) such fraction and (y) the Fair Market Value for one Warrant Share or for a unit of such other Security, as the case may be, as of the Delivery Date.

(d) Expenses. The Issuer shall pay all expenses and Taxes attributable to the initial issuance of Warrant Shares upon the exercise or exchange of a Warrant, other than (i) any Tax that may be payable in respect of any Transfer involved in the issuance of any Warrant or any certificate for, or any other evidence of ownership of, Warrant Shares in a name other than that of the Holder of the Warrant being exercised or exchanged and (ii) any applicable income or income-based, capital gains or similar Taxes payable by a Holder of a Warrant.

(e) Record Ownership. To the extent permitted by Applicable Laws, the Person in whose name any certificate for Warrant Shares or other evidence of ownership of any other Security is issued upon exercise or exchange of a Warrant shall for all purposes be deemed to have become the holder of record of such Warrant Shares or other Security on the Delivery Date, irrespective of the date of delivery of such certificate or other evidence of ownership (subject, in the case of any exercise to which Section 5.3(a) applies, to the consummation of a transaction upon which such exercise is conditioned), notwithstanding that the transfer books of the Issuer shall then be closed or that such certificates or other evidence of ownership shall not then actually have been delivered to such Person.

(f) Listings. The Issuer shall from time to time take all action that may be reasonably necessary so that any Warrant Shares, immediately upon their issuance upon exercise or exchange of Warrants, will be listed on the principal securities exchange, quotation system and market within the United States of America, if any, on which other Securities of the Issuer of the same class or type are then listed or quoted.

(g) Issuer’s Failure to Timely Deliver Securities. In addition to all other remedies available to the Holder, if within three (3) full Trading Days after the Issuer’s receipt of the facsimile copy of an Exercise Form or Exchange Form and the receipt by the Issuer of the Exercise Price, if applicable, following the Delivery Date the Issuer shall fail to issue and deliver a certificate to the Holder and register such Common Shares on the Issuer’s share register or credit the Holder’s balance account with DTC for the number of Common Shares to which the Holder is entitled upon the Holder’s exercise or exchange hereunder, and if on or after the Delivery Day the Holder purchases (in an open market transaction or otherwise) Common Shares to deliver in satisfaction of a sale by the Holder of Common Shares issuable upon such exercise that the Holder anticipated receiving from the Issuer (a “Buy-In”), then the Issuer shall, within three (3) full Trading Days after the Holder’s request and in the Issuer’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the Common Shares so purchased (the “Buy-In Price”), at which point the Issuer’s obligation to deliver such certificate (and to issue such Common Shares) or credit such Holder’s balance account with DTC shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Shares or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Common Shares, times (B) the Closing Bid Price on the date of exercise.

ARTICLE V

ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES

5.1	GENERAL.

The Exercise Price and the number and kind of Warrant Shares issuable upon exercise of each Warrant shall be subject to adjustment from time to time in accordance with this Article V.

5.2	DISTRIBUTIONS, SUBDIVISIONS AND COMBINATIONS.

(a) If, at any time after the Closing Date, the Issuer shall:

(i) make a Distribution in Common Shares; or

(ii) combine its outstanding Common Shares into a smaller number of Common Shares;

then (A) the number of Warrant Shares issuable upon exercise of each Warrant shall be adjusted so as to equal the number of Warrant Shares that the Holder of such Warrant would have held immediately after the occurrence of such event if the Holder had exercised such Warrant for Common Shares immediately prior to the occurrence of such event (or, in the case of clause (i), the record date therefor) and (B) in the case of (ii), the Exercise Price shall be adjusted to be equal to the product of (x) the Exercise Price immediately prior to the occurrence of such event and (y) a fraction (1) the numerator of which is the number of Warrant Shares issuable upon exercise of such Warrant immediately prior to the adjustment in clause (A) and (2) the denominator of which is the number of Warrant Shares issuable upon exercise of such Warrant immediately after the adjustment in clause (A). An adjustment made pursuant to this Section 5.2(a) shall become effective immediately after the occurrence of such event retroactive to the record date, if any, for such event.

(b) If, at any time after the Closing Date, the Issuer shall subdivide, split or reclassify its outstanding Common Shares into a larger number of Common Shares, the number of Warrant Shares issuable upon exercise of each Warrant shall be adjusted so as to equal the number of Warrant Shares that the Holder of such Warrant would have held immediately after the occurrence of such event if the Holder had exercised such Warrant for Common Shares immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 5.2(b) shall become effective immediately after the occurrence of such event retroactive to the record date, if any, for such event.

5.3	CAPITAL REORGANIZATION, CAPITAL RECLASSIFICATION, MERGER, ETC.

(a) If, at any time after the Closing Date, (i) there shall be (A) any capital reorganization or any reclassification of the Share Capital of the Issuer (other than a change in par value or as a result of a stock dividend, or as a result of a Distribution or subdivision, split-up or combination of Common Shares to which Section 5.2 applies); (B) any consolidation, merger or business combination of the Issuer with another Person; (C) any sale or conveyance by the Issuer of all or substantially all of its assets or Property to another Person; (D) any conversion (statutory or otherwise) of the Issuer from a corporation to a different form of entity; (E) any purchase, tender or exchange offer by a Person that is accepted by the holders of more than 50% of the outstanding Common Shares (not including any Common Shares held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer); (F) any consummation of a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding Common Shares (not including any Common Shares held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination); or (G) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) that become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Shares (each, a “Fundamental Transaction”) and (ii) the Fundamental Transaction shall be effected in such a way that holders of Common Shares shall be entitled to receive Securities, Cash or other Property with respect to or in exchange for Common Shares, then the Issuer shall cause effective provision to be made so that, in lieu of the number of Warrant Shares issuable upon exercise of such Warrant, effective as of the effective date of such event retroactive to the record date, if any, of such event, such Warrant shall be exercisable for the kind and number of Securities, Cash or other Property to which a holder of such number of Warrant Shares would have been entitled upon such event. In any such case, if necessary, the provisions of this Agreement and the Warrants with respect to the rights and interests thereafter of the Holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any Securities, Cash or other Property thereafter deliverable upon the exercise of the Warrants.

(b) The provisions of this Section 5.3 shall not operate as a waiver of any restriction on any of the actions or transactions described above that may be contained in any other agreement or instrument, including the Other Equity Documents.

5.4	PURCHASE RIGHTS.

In addition to any adjustments pursuant to Section 5.2 above:

(a) If at any time the Issuer grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of Common Shares (the “Purchase Rights”), then the Holders will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that the applicable Holder could have acquired if the applicable Holder had held the number of Common Shares acquirable upon complete exercise of such Holder’s Warrant (without regard to any limitations on the exercise of such Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Shares are to be determined for the grant, issue or sale of such Purchase Rights.

(b) If the Issuer shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Shares (other than a dividend or distribution as to which an adjustment would be made pursuant to Section 5.2(a)), by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Company Distribution”), at any time after the issuance of the Warrants, then, in each such case, the Holders will be entitled to receive, upon the terms applicable to such Company Distribution, the aggregate Company Distribution that the applicable Holder would have received if the applicable Holder had held the number of Common Shares acquirable upon complete exercise of such Holder’s Warrant (without regard to any limitations on the exercise of such Warrant) immediately before the date on which a record is taken for the dividend or other distribution of its assets (or rights to acquire its assets) of such Company Distribution, or, if no such record is taken, the date as of which the record holders of Common Shares are to be determined for the dividend or other distribution of its assets (or rights to acquire its assets) of such Company Distribution.

5.5	MISCELLANEOUS.

(a) Notice; Adjustment Rules. Whenever the Exercise Price or the number of Warrant Shares shall be adjusted as provided in this Article V, the Issuer shall provide to each Holder a statement, signed by the Chief Executive Officer, Chief Financial Officer, President, any Executive Vice President or the Chief Operating Officer of the Issuer, describing in detail the facts requiring such adjustment and setting forth a calculation of the Exercise Price and the number of Warrant Shares applicable to each Warrant after giving effect to such adjustment. All calculations under this Article V shall be made to the nearest one thousandth of a cent ($.00001) or to the nearest one-thousandth of a share, as the case may be. Adjustments pursuant to this Article V shall apply to successive events or transactions of the types covered thereby. Notwithstanding any other provision of this Article V, no adjustment shall be made to the number of Warrant Shares or to the Exercise Price if such adjustment represents less than 1% of the number of Warrant Shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of Warrant Shares to be so delivered.

ARTICLE VI

COVENANTS OF THE ISSUER

6.1	NOTICES OF CERTAIN ACTIONS.

In the event that the Issuer proposes to:

(a) authorize the issuance to holders of Share Capital of the Issuer of rights or warrants to subscribe for or purchase Share Capital of the Issuer;

(b) authorize a Distribution to any holder of evidences of its Indebtedness, Cash or other Property;

(c) become a party to any consolidation or merger for which approval of any holders of Share Capital of the Issuer will be required, or to a conveyance or transfer of all or substantially all the Property of the Issuer;

(d) effect any capital reorganization or reclassification of any Share Capital of the Issuer (other than a change in par value);

(e) commence a voluntary or involuntary dissolution, liquidation or winding up of the Issuer; or

(f) take any other action which would result in an adjustment in the Exercise Price or the number of Warrant Shares issuable upon exercise of the Warrants;

then the Issuer shall provide a written notice to each Holder stating (A) the date as of which the holders of record of Share Capital of the Issuer to be entitled to receive any such rights or Distributions are to be determined, (B) the material terms of any such consolidation or merger and the expected effective date thereof or (C) the material terms of any such conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up, and the date as of which it is expected that holders of record of shares of Share Capital of the Issuer will be entitled to exchange their Share Capital of the Issuer for Securities or other Property, if any, deliverable upon such conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up. Such notice shall be given not later than seven (7) Business Days prior to the effective date (or the applicable record date, if earlier) of such event.

6.2	MERGER AND CONSOLIDATION OF THE ISSUER.

The Issuer will not (i) merge or consolidate with or into any other Person or (ii) sell, transfer or lease all or substantially all of its assets or Property (in either case in a transaction in connection with which holders of Share Capital of the Issuer shall be entitled to receive with respect to or in exchange for such Share Capital, Securities of the successor or purchasing Person, Cash or other Property), unless, to the extent applicable, the successor or purchasing Person expressly assumes, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement and the Registration Rights Agreement to be performed and observed by the Issuer.

6.3	NO AVOIDANCE.

The Issuer will not, by amendment of its Governing Documents or through any reorganization, Transfer of Properties, consolidation, merger, dissolution, issue or sale of Securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Issuer. The Issuer shall at all times in good faith assist in the carrying out of all the provisions of this Agreement and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders hereunder against impairment.

6.4	SALE OF WARRANTS.

In any merger, consolidation, reorganization, repurchase or reclassification or similar transaction, in which holders of Share Capital of the Issuer sell or otherwise Transfer Share Capital of the Issuer held by them, the Issuer will cause the transaction to be structured to permit the Holders to deliver Warrants in connection with any such transaction without requirement for exercise thereof as a condition to participation and for consideration not less than the consideration such Holders would have received had such Holders exercised their Warrants immediately prior thereto, less any applicable Exercise Price.

ARTICLE VII

MISCELLANEOUS

7.1	NOTICES.

All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first-class mail, telecopier or overnight air courier guarantying next day delivery:

If to the Issuer, to:

125 Middlesex Turnpike

Bedford, Massachusetts 01730

Attention: General Counsel

Telephone No.: (781) 266-5786

Telecopier No.: (781) 266-5115

With a copy to:

Michael J. Zeidel, Esq.

Skadden, Arp, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Telephone: 212-735-3259

Telecopier: 917-777-3259

If to any Holder, to such Holder’s address as set forth on Schedule I hereto.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guarantying next day delivery. The parties may change the addresses to which notices are to be given by giving five days’ prior notice of such change in accordance herewith.

7.2	NO VOTING RIGHTS; LIMITATION OF LIABILITY.

Except as otherwise provided herein or in the Other Equity Documents, no Warrant shall entitle the holder thereof to any voting rights or any other rights as a stockholder of the Issuer, as such. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as an equity holder of the Issuer.

7.3	AMENDMENTS AND WAIVERS.

(a) Written Document. Any provision of this Agreement may be amended or waived, but only pursuant to a written agreement signed by the Issuer and the Requisite Holders,

provided that no such amendment or modification shall without the written consent of each Holder affected thereby (i) shorten the Expiration Time of any Warrant, (ii) increase the Exercise Price of any Warrant, (iii) change any of the provisions of this Section 7.3(a) or the definition of Requisite Holders or any other provision hereof specifying the number or percentage of Holders required to waive, amend, or modify any rights hereunder or required to make any determination or grant any consent hereunder or otherwise to act with respect to this Agreement or any Warrants, (iv) change any of the provisions of Article V, (v) increase the obligations of any Holder or (vi) change any provision of Section 4.1, 4.2 or 4.3.

(b) No Waiver. No failure on the part of any Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or the Warrants shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Warrant preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

7.4	REMEDIES.

Each Holder shall have all rights and remedies reserved for such Holder pursuant to this Agreement, all rights and remedies which such Holder has been granted at any time under any other agreement or instrument and all of the rights and remedies such Holder may have at law or in equity. The remedies provided herein are cumulative and not exclusive. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

7.5	BINDING EFFECT.

Subject to the limitations set forth in this Agreement and the Other Equity Documents, each Holder shall have the right to assign or otherwise Transfer its rights under this Agreement or any Warrants or Warrant Shares held by it. The Issuer shall not assign its rights or obligations hereunder without the prior written consent of the Requisite Holders. This Agreement shall be binding upon and inure to the benefit of the Issuer, each Holder and their successors and permitted assigns.

7.6	COUNTERPARTS.

This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

7.7	GOVERNING LAW; JURISDICTION AND VENUE.

(a) ALL QUESTIONS CONCERNING THE CONSTRUCTION, INTERPRETATION AND VALIDITY OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(b) THE PARTIES TO THIS AGREEMENT AGREE THAT JURISDICTION AND VENUE IN ANY ACTION BROUGHT BY ANY PARTY HERETO PURSUANT TO THIS AGREEMENT SHALL EXCLUSIVELY LIE IN ANY FEDERAL OR STATE COURT LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY WITH RESPECT TO SUCH ACTION. THE PARTIES HERETO IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION.

(c) THE ISSUER HEREBY AGREES THAT SERVICE UPON IT BY REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED) SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE HOLDERS TO BRING PROCEEDINGS AGAINST THE ISSUER IN THE COURTS OF ANY OTHER JURISDICTION.

7.8	WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER EQUITY DOCUMENT OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS AGREEMENT OR ANY OTHER EQUITY DOCUMENT, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHTS TO TRIAL BY JURY.

7.9	BENEFITS OF THIS AGREEMENT.

Nothing in this Agreement shall be construed to give to any Person other than the Issuer and each Holder of a Warrant or a Warrant Share any legal or equitable right, remedy or claim hereunder.

7.10	HEADINGS.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7.11	AGGREGATION OF WARRANTS AND WARRANT SHARES.

All Warrants and Warrant Shares held or acquired by any Person and its Affiliates shall be aggregated together for purposes of measuring any numerical thresholds used in determining the availability to such Person and its Affiliates, taken collectively, of rights under this Agreement and the applicability of obligations and restrictions under this Agreement.

7.12	SEVERABILITY.

If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

* * * *

IN WITNESS WHEREOF, each party hereto has caused this Warrant Agreement to be duly executed and delivered by its authorized signatory, all as of the date and year first above written.

ISSUER:

GSI GROUP INC.

By:
Name:
Title:

INITIAL HOLDERS:

HIGHBRIDGE INTERNATIONAL LLC

By:	HIGHBRIDGE CAPITAL MANAGEMENT, LLC,
its Trading Manager

By:
Adam J. Chill, Managing Director

TEMPO MASTER FUND LP

By:
Name:
Title :

SILVER OAK CAPITAL, L.L.C

By:
Name:
Title :

INTERLACHEN CONVERTIBLE INVESTMENTS LIMITED

By:
Name:	Gregg T. Colburn
Title :

SPECIAL VALUE CONTINUATION PARTNERS, L.P.

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

SPECIAL VALUE EXPANSION FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

TENNENBAUM OPPORTUNITIES PARTNERS V, LP

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

SPECIAL VALUE OPPORTUNITIES FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

Each of the above by:

Name:
Title :

Hale Capital Partners, LP

By:
Name:	Martin M. Hale, Jr.
Title:	Chief Executive Officer

LIBERTY HARBOR MASTER FUND I, L.P.

By:	Liberty Harbor I GP, LLC
its:	General Partner

By:
Name:
Title:

UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage Master Limited

By:
Name:	Andrew Martin
Title:	Managing Director

UBS O’Connor LLC F/B/O: O’Connor Global Convertible Arbitrage II Master Limited

By:
Name:	Andrew Martin
Title:	Managing Director

Schedule I

Name and Address of Holder

With a copy to:

Exhibit A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) A VALID EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT, WHICH MAY REQUIRE AN OPINION OF COUNSEL AT THE OPTION OF THE ISSUER, OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN (I) THE PURCHASE AGREEMENT, DATED —, 2008, AMONG THE ISSUER, GSI GROUP CORPORATION AND THE PURCHASERS LISTED ON THE SIGNATURE PAGES THERETO, AND (II) THE WARRANT AGREEMENT, DATED AS OF —, 2008, AMONG THE ISSUER AND THE INITIAL HOLDERS LISTED ON THE SIGNATURE PAGES THERETO. COPIES OF SUCH AGREEMENTS MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE ISSUER HEREOF.

GSI GROUP INC.

No.	—, 2008

COMMON SHARES PURCHASE WARRANT

THIS CERTIFIES that, for value received, — (the “Holder”), or its assigns, is entitled to purchase from GSI Group Inc., a New Brunswick corporation (the “Issuer”), — common shares (“Warrant Shares”), no par value, of the Issuer, at the price (the “Exercise Price”) of $0.01 per share, at any time or from time to time during the period commencing on the date hereof and ending at 5:00 p.m., Eastern daylight time, on —, 2013 (the “Expiration Time”); provided, however, that if the Warrant has not been exercised in full prior to the time and date as of which any shelf registration statement filed pursuant to the Registration Rights Agreement becomes effective (the “Effective Time”), the Warrant shall be deemed to be automatically exercised at the Effective Time, on a cashless basis, with no action required on the part of the Holder in accordance with Section 4.3 of the Warrant Agreement.

The Holder may exercise all or any part of such rights at any time or from time to time prior to the Expiration Time, subject to the automatic exercise of this Warrant at the Effective Time.

This Warrant has been issued pursuant to the Warrant Agreement dated as of —, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Warrant Agreement”), among the Issuer and the Holders named therein, and is subject to the terms and conditions, and the Holder is entitled to the benefits, thereof. A copy of the Warrant Agreement is on file and may be inspected at the principal executive office of the Issuer. The Holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of the Warrant Agreement. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Warrant Agreement.

SECTION 1. Exercise of Warrant. On any day on or prior to the Expiration Time, the Holder may exercise this Warrant, in whole or in part, in the manner set forth in Article IV of the Warrant Agreement, subject to the automatic exercise of this Warrant at the Effective Time.

SECTION 2. Exercise Price. The Exercise Price is subject to adjustment from time to time as set forth in the Warrant Agreement.

SECTION 3. Exchange of Warrant. On any day on or prior to the Expiration Time, subject to the automatic exercise of this Warrant at the Effective Time, the Holder may exchange this Warrant, in whole or in part, for Warrant Shares by delivering to the Issuer this Warrant accompanied by a properly completed Exchange Form in the form of Annex B attached hereto. The number of Warrant Shares to be received by the Holder upon such exchange shall be determined as set forth in the Warrant Agreement.

SECTION 4. Transfer. Subject to the limitations set forth or referred to in the Warrant Agreement, this Warrant may be Transferred by the Holder by delivery to the Issuer of this Warrant accompanied by a properly completed Assignment Form in the form of Annex C attached hereto.

SECTION 5. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Issuer will issue a new Warrant of like denomination and tenor upon compliance with the provisions set forth in the Warrant Agreement.

SECTION 7. Successors. All of the provisions of this Warrant by or for the benefit of the Issuer or the Holder shall bind and inure to the benefit of their respective successors and permitted assigns.

SECTION 8. Headings. Section headings in this Warrant have been inserted for convenience of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Warrant.

SECTION 9. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS EXCEPT TO THE EXTENT THAT THE NEW YORK CONFLICTS OF LAWS PRINCIPLES WOULD APPLY THE APPLICABLE LAWS OF THE STATE OF THE ISSUER’S ORGANIZATION TO INTERNAL MATTERS RELATING TO ENTITIES SUCH AS THE ISSUER ORGANIZED THEREUNDER).

IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed by its duly authorized officers and this Warrant to be dated as of the date first set forth above.

GSI GROUP INC.

By:
Name:
Title:

Annex A to the Warrant

EXERCISE FORM

[To be signed upon exercise of a Warrant]

TO GSI GROUP INC.

The undersigned, being the Holder of the attached Warrant, hereby elects to exercise, pursuant to Section 4.1 of the Warrant Agreement referred to in such Warrant, the purchase right represented by such Warrant for, and to purchase thereunder              common shares (the “Warrant Shares”) of GSI Group Inc., a New Brunswick corporation (the “Issuer”) and to make payment in full for the Warrant Shares so purchased by payment of $             by:

[    ] wire transfer of immediately available funds to a bank account to be designated by the Issuer,

[    ] a certified check payable to the Issuer; and/or

[    ] surrender of common shares of the Issuer having a Fair Market Value equal $                    .

The undersigned hereby requests that the certificates or other evidence of ownership for such shares be issued in the name of, and be delivered to, ,whose address is .

The undersigned warrants to the Issuer that the undersigned (a) is not acquiring the Warrant Shares with a view to Transferring such Warrant Shares in violation of the Securities Act of 1933, as amended (the “Securities Act”) and (b) acknowledges that the issuance of the Warrant Shares has not been registered under the Securities Act and that the Warrant Shares may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption therefrom is available.

Dated:
Name:
Title:

Annex B to the Warrant

EXCHANGE FORM

[To be signed upon exchange of a Warrant]

TO GSI GROUP INC.

The undersigned, being the Holder of the within Warrant, hereby elects to exchange, pursuant to Section 4.2 of the Warrant Agreement referred to in such Warrant, the portion of such Warrant representing the right to purchase              common shares (“Warrant Shares”) of GSI Group Inc., a New Brunswick corporation (the “Issuer”). The undersigned hereby requests that the certificates or evidence of ownership for the number of shares issuable in such exchange pursuant to such Section 4.2 be issued in the name of, and be delivered to,                                         , whose address is                                                                                                   .

The undersigned warrants to the Issuer that the undersigned (a) is not exchanging the Warrant Shares with a view to Transfer such Warrant Shares in violation of the Securities Act of 1933, as amended (the “Securities Act”) and (b) acknowledges that the issuance of the Warrant Shares has not been registered under the Securities Act and that the Warrant Shares may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption therefrom is available.

Dated:
Name:
Title:

Annex C to the Warrant

ASSIGNMENT FORM

[To be signed only upon transfer of a Warrant]

For value received, the undersigned hereby sells, assigns and transfers unto                                         , all of the rights represented by the within Warrant to purchase                                          common shares of GSI Group Inc., a New Brunswick corporation (the “Issuer”), to which such Warrant relates, and appoints                                          attorney to transfer such Warrant on the books of the Issuer, with full power of substitution in the premises.

Dated:
Name:
Title:

By executing and delivering this Assignment Form to the Issuer, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Warrant Agreement dated as of —, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Warrant Agreement”), among the Issuer and the Holders, in the same manner as if the undersigned were an original signatory to the Warrant Agreement.

The undersigned agrees that he, she or it shall be a “Holder,” as such term is defined in the Warrant Agreement.

Dated:
Signature of transferee

Print Name of transferee

Address

Facsimile

Telephone